Exhibit 99.1

Natural Alternatives International, Inc.

Receives Additional Swiss Pharmaceutical License and

Updates Third Quarter Guidance

SAN MARCOS, CALIF, March 16, 2007 /PRNewswire/ —Natural Alternatives International, Inc. (“NAI”) (Nasdaq-GM: NAII), a leading formulator, manufacturer and marketer of customized nutritional supplements, today announced that the Swissmedic Authority of Bern, Switzerland has granted to NAI’s subsidiary, Natural Alternatives International Europe, S.A., (“NAIE”), a second pharmaceutical license. This additional license allows NAIE to manufacture, import and export pharmaceuticals for sale both in Switzerland and internationally and will remain valid until January of 2009.

Dr. Fausto Petrini, Managing Director of NAIE stated, “NAIE, operating in Lugano, Switzerland, recently completed expansion of its manufacturing facility to include powder filling capabilities. Obtaining this additional pharmaceutical licensure certifies that our expanded operations conform to current Good Manufacturing Practices. We anticipate this licensure and our new capabilities will further improve our ability to develop relationships with new customers.”

NAI Chairman of the Board and CEO, Mark A. Le Doux, stated, “In many countries around the world the manufacture of dietary supplements requires medicinal licensure. This provides assurance to consumers that they will receive high quality products. Achieving this milestone of receiving pharmaceutical licensure from the Swiss Federal government exemplifies the leadership and dedication of our teams in Lugano, Switzerland and the United States and their commitment to providing our customers with the highest quality manufacturing expertise.”

NAI President Randell Weaver added, “Due to the timing of customer orders, we anticipate revenue in the third quarter of fiscal 2007 will be in line to slightly lower than revenue from the third quarter of the prior year. The timing of customer orders combined with third quarter investments in regulatory compliance and improvements in customer service may result in lower profitability than previously anticipated.”

NAI, headquartered in San Marcos, California, is a leading formulator, manufacturer and marketer of nutritional supplements that provides strategic partnering services to its customers. Our comprehensive partnership approach offers a wide range of innovative nutritional products and services to our clients including: scientific research, clinical studies, proprietary ingredients, customer-specific nutritional product formulation, product testing and evaluation, marketing management and support, packaging and delivery system design, regulatory review and international product registration assistance. For more information about NAI, please see our website at http://www.nai-online.com.

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that are not historical facts and information. These statements represent our intentions, expectations and beliefs concerning future events, including, among other things, expectations and beliefs with respect to our future revenue and profits, the impact upon future financial and operating results from the receipt by NAIE of a pharmaceutical license and the investment in its facilities, and our ability to develop relationships with new customers. We wish to caution readers that these statements involve risks and uncertainties that could cause actual results and outcomes for future periods to differ materially from any forward-looking statement or views expressed herein. Our financial performance and the forward-looking statements contained herein are further qualified by other risks including those set forth from time to time in the documents filed by us with the Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K.

SOURCE – Natural Alternatives International, Inc.

CONTACT – John R. Reaves, Chief Financial Officer, Natural Alternatives International, Inc.,

760-736-7700 or info@nai-online.com.